UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

EnerSys

(Exact name of registrant as specified in its charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2366 Bernville Road, Reading, Pennsylvania 19605

(Address of principal executive offices, including zip code)

(610) 208-1991

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 10, 2011, EnerSys issued an earnings press release discussing its financial results for the first quarter of fiscal 2012. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On August 4, 2011, EnerSys held its Annual Meeting of Stockholders for which the Board of Directors solicited proxies. At the Annual Meeting, the stockholders of the Company voted on the following proposals stated in the Proxy Statement dated June 20, 2011.

The proposals voted on and approved or disapproved by the stockholders of the Company at the Annual Meeting were as follows:

Proposal No. 1: The stockholders elected three individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Seifi Ghasemi	42,108,753	2,148,492	2,129,048
John F. Lehman	42,107,471	2,149,774	2,129,048
Dennis S. Marlo	44,035,603	221,642	2,129,048

Proposal No. 2: The stockholders ratified the appointment of Ernst & Young LLP as EnerSys’ independent registered public accounting firm for the fiscal year ending March 31, 2012, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,228,885	1,097,681	59,727	0

Proposal No. 3: The stockholders approved, on an advisory basis, the compensation of EnerSys’ named executive officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,492,131	3,707,312	57,802	2,129,048

Proposal No. 4: The stockholders voted, on an advisory basis, on the frequency of holding future advisory votes on the compensation of EnerSys’ named executive officers, as set forth below:

3 Years	2 Years	1 Year	Abstentions
7,420,487	463,544	36,368,519	4,695

Proposal No. 5: The stockholders approved, on an advisory basis, a stockholder proposal regarding majority voting in director elections, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,728,221	8,474,222	54,802	2,129,048

Item 7.01.	Regulation FD Disclosure

EnerSys will be making several presentations, whereby it will disclose certain sales, market and other information. EnerSys is furnishing, as Exhibit 99.2 hereto and incorporated herein by reference, such information to the SEC, and such information shall not be deemed to be “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated August 10, 2011, of EnerSys regarding the financial results for the first quarter of fiscal 2012.

99.2	Information in presentations by EnerSys.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnerSys

Date: August 10, 2011	By:	/s/ Michael J. Schmidtlein
Michael J. Schmidtlein Senior Vice President Finance & Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Press Release, dated August 10, 2011, of EnerSys regarding the financial results for the first quarter of fiscal 2012.

EX-99.2	Information in presentations by EnerSys.